Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2017
Commitments and Contingent Liabilities [Abstract]
Commitments and Contingent Liabilities
(10) Commitments and Contingent Liabilities

(a) Leases

The Bank leases certain banking premises. These leases are accounted for as operating leases with minimum rental commitments in the amounts presented below. The majority of these leases contain options to renew.

(dollars in thousands)
2018	$7,267
2019	7,178
2020	6,916
2021	6,720
2022	5,913
2023 and after	31,803
$65,797

(b) Litigation

Existing litigation arising in the normal course of business is not expected to result in any material loss to the Company.

(c) Outsourced Services

The Company contracted with third-party service providers to perform certain banking functions. The outsourced services include data and item processing for the Bank and trust operations. The service expense can vary based upon the volume and nature of transactions processed. Outsourced service expense was $6.4 million for 2017, $6.2 million for 2016 and $5.9 million in 2015. The Company is contractually obligated to pay these third-party service providers approximately $6 to $7 million per year through 2025.